SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): May 2, 2007

Commission file number 0-19292

BLUEGREEN CORPORATION

(Exact name of registrant as specified in its charter)

Massachusetts 03-0300793

(State or other jurisdiction of (I.R.S. Employer

incorporation or organization) Identification No.)

4960 Conference Way North, Suite 100, Boca Raton, Florida 33431

(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code: (561) 912-8000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

Bluegreen Corporation (the "Company") has announced that David L. Pontius has been named President of Bluegreen Resorts, effective June 1, 2007.  Mr. Pontius, a 27-year industry veteran, joins the Company from Wyndham Vacation Ownership®, Inc., the world's largest vacation ownership business. In his new role, Mr. Pontius, age 51, will direct all facets of the Company's resort operations. Mr. Pontius will report to John M. Maloney Jr., president and chief executive officer.

From 2002 to 2007, Mr. Pontius worked at Wyndham Vacation Ownership®, Inc., and its sister company RCI Global Vacation Network. Beginning in 2006, he served as executive vice president of hospitality services, strategic planning and chief customer officer at Wyndham Vacation Ownership. From 2002 to 2006, Mr. Pontius served as president and chief executive officer of RCI North America where he oversaw the region's business-to-business and business-to-consumer operations.

In his new role at the Company, Mr. Pontius will be paid a base salary of $500,000 and will be eligible to receive a bonus, with a target of 100% and a maximum of 150% of his base salary, based upon Bluegreen Resorts' achievement of certain financial goals. He will also be eligible to receive long-term incentive compensation, with a target of $300,000 and a maximum of $600,000, based upon Bluegreen Resorts' achievement of certain financial goals; provided, however, that if the long-term incentive compensation earned by Mr. Pontius in any year is less than $300,000, then he will be paid an additional $100,000 in the year that his long-term incentive compensation fully vests. Mr. Pontius will also be eligible for an aggregate signing bonus of $450,000 to be paid in three equal installments in January 2008, 2009 and 2010. In the event that Mr. Pontius is terminated without cause, he will be entitled to receive severance of 12 months of base salary and a pro rated bonus based upon achievement of objectives. All compensation will be subject to the Company's accounting and human resources policies and procedures.

The Company has also announced that, on May 2, 2007, Douglas O. Kinsey resigned as Senior Vice President, Acquisitions and Development, to pursue other opportunities. Mr. Kinsey will remain with the Company through July 2007 to facilitate the transition of his responsibilities.

A copy of the press release announcing Mr. Pontius's appointment as President of Bluegreen Resorts is furnished as Exhibit 99.1 hereto.

Item 9.01 Financial Statements and Exhibits.

 (c) Exhibits

99.1 - Press Release ("Bluegreen Corporation Appoints David L. Pontius President of Bluegreen Resorts") dated April 30, 2007.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 7, 2007 By: /S/ ANTHONY M. PULEO

Senior Vice President,

Chief Financial Officer and Treasurer